                                                                   EXHIBIT 10.19

                                    FIFTH AMENDMENT TO
                                REVOLVING CREDIT AGREEMENT


         Fifth Amendment dated as of December 26, 2000 to Revolving Credit Agreement (this "Fifth Amendment"), by and among AZTEC TECHNOLOGY PARTNERS, INC., a Delaware corporation (the "Borrower"), BLUEFLAME INC. (DE) (f/k/a PROFESSIONAL COMPUTER SOLUTIONS, INC.) ("BlueFlame"), as Co-Borrower with respect to $15,000,000 in outstanding principal amount of Acquisition Loans, FLEET NATIONAL BANK (f/k/a BANKBOSTON, N.A.) and the other lending institutions listed on SCHEDULE 1 to the Credit Agreement (as hereinafter defined) (the "Banks"), amending certain provisions of the Revolving Credit Agreement dated as of July 27, 1998 (as amended and in effect from time to time, the "Credit Agreement") by and among the Borrower, the Banks and Fleet National Bank (f/k/a BankBoston, N.A.) as agent for the Banks (the "Agent"). Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

         WHEREAS, the Borrower has requested that the Banks amend certain provisions contained in the Credit Agreement; and

         WHEREAS, the Banks have agreed with the Borrower, subject to the terms and conditions contained herein, to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Fifth Amendment;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SS. 1. AMENDMENT TOSS. 1 OF THE CREDIT AGREEMENT. Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:

                FIFTH AMENDMENT. The Fifth Amendment to Revolving Credit Agreement dated as of December 26, 2000, by and among the Borrower, PCSI, the Agent and the Banks.

                MCDOWELL TUCKER. McDowell, Tucker & Co., Inc., a wholly owned Subsidiary of Aztec.

                 PCM.  PCM, Inc., a wholly owned Subsidiary of Aztec.

                TAX REFUND. That certain federal tax refund, if any, received by the Borrower or any of its Subsidiaries arising out of a tax refund claim relating to the carry back of any net operating loss realized during calendar year 2000 from the sale of PCM, McDowell Tucker or their assets, and carried back to calendar year 1998.

         SS. 2. AMENDMENT TOSS. 4 OF THE CREDIT AGREEMENT.

                (a) Section 4.8.2 of the Credit Agreement is hereby amended by deleting the following language in clause (ii) (y):

                           (y) 80% of the Net Cash Sale Proceeds in excess of
the Minimum Net Cash Sale Proceeds for such Subsidiary

and replacing it with the following:

                           (y) (A) 100% of the Net Cash Sale Proceeds in excess
of the Minimum Net Cash Sale Proceeds for such Subsidiary in the case of McDowell Tucker and PCM and (B) 80% of the Net Cash Sale Proceeds in excess of the Minimum Net Cash Sale Proceeds for such Subsidiary in the case of any Subsidiary other than McDowell Tucker and PCM.

                  (b) Section 4 of the Credit Agreement is hereby amended by adding after subsection 4.8.2 a new subsection Section 4.8.3, as follows:

         4.8.3 TAX REFUND. The Borrower shall prepay Acquisition Loans in an amount equal to 75% of the amount of the Tax Refund. The Borrower shall be entitled to retain and use 25% of the Tax Refund, subject to the security interest in favor of the Agent and the Lenders.

         SS. 3.   AMENDMENT TOSS. 9 OF THE CREDIT AGREEMENT.

                  (a) Section 9 of the Credit Agreement is hereby amended by deleting Section 9.4(i) in its entirety and replacing it with the following:

                           "(i)  at 2:00 p.m. Boston time on Thursday,
September 14, 2000 and at 2:00 p.m. Boston time on each two-week anniversary thereof, or at such other time and day on which the Borrower, the Agent and the Required Lenders mutually agree, the Borrower will make financial and other appropriate officers of the Borrower and its Subsidiaries available to the Agent and the Banks for a dial-in conference call (the "Conference Call"), which will be arranged by the Borrower and of which arrangements the Borrower shall notify the Agent and the Banks at least one Business Day prior to each such call, to discuss the information in any of the foregoing reports or other reports delivered to the Banks by the Borrower or its Subsidiaries and answer any questions the Agent or the Banks may have regarding the Borrower and its Subsidiaries. From January 4, 2001, until the Agent has received the proceeds of the sale of PCSI, a written statement on the status of the sale of PCSI shall be provided by the investment banking firm engaged to assist Aztec in the sale of PCSI to the Agent and Lenders together with the usual materials provided by Aztec in connection with the Conference Call. In addition, the Borrower will use commercially reasonable efforts to continue to provide reports to the Banks of its cash flow on a bi-weekly basis."

                 (b) Section 9 of the Credit Agreement is hereby amended by adding the following language at the end of Section 9.8:

         The Borrower shall file a request for the Tax Refund to which it may be entitled, and shall file all tax returns or amendments to tax returns required to be filed to process such request, as promptly as is reasonably practical.

                  (c) Section 9 of the Credit Agreement is hereby amended by adding the following to the end of Section 9.23:

         The Borrower hereby agrees to pay all reasonable expenses, including legal fees and disbursements incurred by the Agent and the Banks in connection with the Fifth Amendment and the transactions contemplated thereby and any other expenses, legal fees and disbursements required to be paid pursuant to ss. 17.1 of the Revolving Credit Agreement for which an invoice is submitted after the date of the Fifth Amendment within 30 days after the date of the respective invoice. The Borrower also agrees on or before December 31, 2000 to deliver to the Agent a business plan for calendar year 2001 for PCSI. The Borrower furthermore agrees to use its best efforts to obtain a letter of intent with respect to the sale of PCSI on or before January 31, 2001.

         SS. 4. CONDITIONS TO EFFECTIVENESS. This Fifth Amendment shall become effective only upon the satisfaction of the following conditions:

                  (a) this Fifth Amendment shall have been executed by the Borrower, PCSI, all of the Banks and the Agent and the Ratification of Guaranty in the form attached hereto shall have been executed by each Guarantor;

                  (b) the Borrower shall have delivered to the Agent and the Banks an opinion of counsel satisfactory in form and substance to the Agent as to the corporate power and authority of the Borrower, due authorization, execution and delivery, validity and enforceability of the Fifth Amendment and other customary provisions;

                  (c) the Borrower shall have delivered to the Agent a guaranty, security agreement and UCC-1 financing statements, as required by the Credit Agreement, with respect to Blueflame, Inc., a Delaware corporation;

                  (d) the Borrower shall have paid all reasonable expenses, including legal fees and disbursements incurred by the Agent and the Banks in connection with this Fifth Amendment and the transactions contemplated hereby and any other expenses, legal fees and disbursements required to be paid pursuant to ss. 17.1 of the Credit Agreement and not heretofore paid by the Borrower for which an invoice has been submitted.

         SS. 5. REPRESENTATIONS AND WARRANTIES. The Borrower hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in ss. 8 of the Credit Agreement, and such representations and warranties remain true as of the date hereof (except in such respects (none of which shall be materially adverse) as may be set forth on the DISCLOSURE SCHEDULE required to be delivered pursuant to ss. 9.23 of the Credit Agreement, as amended hereby, and to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), PROVIDED, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, the Borrower hereby represents and warrants that (a) the execution and delivery by the Borrower and each Guarantor of this Fifth Amendment and the performance by the Borrower and each Guarantor of all of its agreements and obligations under the Credit Agreement as amended hereby and the other Loan Documents are within the corporate authority of the Borrower and each Guarantor and have been duly authorized by all necessary corporate action on the part of the Borrower and each Guarantor party thereto and (b) the Borrower has filed in a timely manner each report required to be filed by it with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Securities Exchange Act of 1934 since December 31, 1998.

         SS. 6. SCHEDULES. The Credit Agreement is hereby amended to delete SCHEDULE A attached to the Third Amendment and to substitute SCHEDULE A attached hereto in its place, as if the same were SCHEDULE A to such Third Amendment. The Credit Agreement is hereby amended, effective on and after January 31, 2001, to delete SCHEDULE 1 attached to the Credit Agreement and to substitute SCHEDULE 1 attached hereto in its place, as if the same were SCHEDULE 1 to the Credit Agreement. Schedule 8.19(a) to the Credit Agreement is hereby amended to add "Blueflame Inc., a Delaware corporation."

         SS. 7. AMENDMENT TO REGISTRATION RIGHTS AGREEMENT. The Registration Rights Agreement dated as of April 21, 2000, among the Borrower, the Agent and the Banks (as amended to date, the "Registration Rights Agreement") is hereby amended to provide that the date in Section 1.2 by which the Borrower shall have filed a Form S-3 (or Form S-1 if Form S-3 is not available to the Borrower) Registration Statement with respect to the shares of the Borrower's common stock underlying the Warrants (as defined therein) shall be extended from October 10, 2000 (as provided in the First Amendment to Registration Rights Agreement) to April 30, 2001, provided that the Borrower continues to exercise best efforts to effect such filing and have it declared effective.

         SS. 8. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Registration Rights Agreement and the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect, except as specifically amended hereby. The Credit Agreement and this Fifth Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

         SS. 9. NO WAIVER. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Agent or the Banks consequent thereon, except such waivers as are specifically set forth herein.

         SS. 10. RELEASE OF CLAIMS. The Borrower and, by executing the attached Ratification of Guaranty, each of the Borrower's Subsidiaries hereby releases the Agent and the Banks and all agents, officers, directors, shareholders, or anyone acting at the direction or control of the Agent or each or all Banks from any and all liabilities and claims under the Credit Agreement, this Fifth Amendment, the Registration Rights Agreement or any Security Documents or otherwise in connection with the transactions contemplated thereby, except those arising after the time of execution and delivery of this Fifth Amendment.

         SS. 11. COUNTERPARTS. This Fifth Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

         SS. 12. GOVERNING LAW. THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

         IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amendment as a document under seal as of the date first above written.

                          AZTEC TECHNOLOGY PARTNERS, INC.


                          By: /s/ Ira Cohen
                              -------------------------------------------
                              Title: President and Chief Operating Officer


                          BLUEFLAME INC. (DE)
                          (f/k/a PROFESSIONAL COMPUTER
                          SOLUTIONS, INC.)
                          (HAVING JOINT AND SEVERAL LIABILITY FOR A
                          PORTION OF THE ACQUISITION LOANS HAVING AN
                          OUTSTANDING PRINCIPAL AMOUNT OF $15,000,000)


                          By: /s/ T. Kenwood Mullare
                              --------------------------------------------------
                              Title:  Secretary


                          CITIZENS BANK OF MASSACHUSETTS


                          By: /s/ James M. Ray
                              --------------------------------------------------
                              Name:  James M. Ray
                              Title:  Vice President


                          FLEET NATIONAL BANK (AS AGENT AND AS A BANK)


                          By: /s/ RICHARD E. LYNCH
                              --------------------------------------------------
                              Name:  Richard E. Lynch
                              Title:  Vice President


                          THE FUJI BANK, LIMITED


                          By: /s/ Masahito Fukuda
                              --------------------------------------------------
                              Name:  Masahito Fukuda
                              Title:  Senior Vice President and Group Head

                          NATIONAL CITY BANK OF KENTUCKY


                          By: /s/ Glenn E. Nord
                              --------------------------------------------------
                              Name:  Glenn E. Nord
                              Title:  Vice President


                          LASALLE BANK NATIONAL ASSOCIATION


                          By: /s/ John J. McGuire
                              --------------------------------------------------
                              Name:  John J. McGuire
                              Title:  First Vice President


                          PEOPLE'S BANK


                          By: /s/ Dante Fazzina
                              -------------------------------------------------
                              Name:  Dante Fazzina
                              Title:  Vice President

                            RATIFICATION OF GUARANTY

         Each of the undersigned guarantors hereby acknowledges and consents to the foregoing Fifth Amendment as of December 26, 2000, and agrees that the Guaranty dated as of (a) July 27, 1998; (b) September 17, 1998; (c) October 2, 1998, (d) June 26, 2000 or (e) November 1, 2000 from each of the undersigned Guarantors remain in full force and effect, and each of the Guarantors confirms and ratifies all of its obligations thereunder.


                                      AZTEC INTERNATIONAL LLC


                                      By: /s/ T. Kenwood Mullare
                                          --------------------------------------
                                          Title:  Secretary


                                      AZTEC TECHNOLOGY PARTNERS OF NEW
                                      ENGLAND LLC (f/k/a BAY STATE
                                      COMPUTER GROUP LLC)


                                      By: /s/ Ira Cohen
                                          --------------------------------------
                                          Title:  President


                                      ENTRA COMPUTER CORP.


                                      By: /s/ Ira Cohen
                                          --------------------------------------
                                          Title:  President


                                      PCM, INC.


                                      By: /s/ T. Kenwood Mullare
                                          --------------------------------------
                                          Title:  Secretary


                                      MCDOWELL, TUCKER & CO., INC.


                                      By: /s/ T. Kenwood Mullare
                                          --------------------------------------
                                          Title:  Secretary

                                      BLUEFLAME INC. (DE) (f/k/a
                                      PROFESSIONAL COMPUTER SOLUTIONS, INC.)


                                      By: /s/ T. Kenwood Mullare
                                          --------------------------------------
                                          Title:  Secretary


                                      SOFTECH COMMUNICATIONS, INC.


                                      By: /s/ Ira Cohen
                                          --------------------------------------
                                          Title:  President


                                      SOLUTIONS E.T.C. INC.


                                      By: /s/ Ira Cohen
                                          --------------------------------------
                                          Title:  President


                                      DIGITAL NETWORK ASSOCIATES LLC


                                      By: /s/ T. Kenwood Mullare
                                          --------------------------------------
                                          Title:  Secretary


                                      PROFESSIONAL NETWORK SERVICES, INC.


                                      By: /s/ T. Kenwood Mullare
                                          --------------------------------------
                                          Title:  Secretary


                                      OFFICE EQUIPMENT SERVICE, INC.


                                      By: /s/ T. Kenwood Mullare
                                          --------------------------------------
                                          Title:  Secretary


                                      BLUEFLAME, INC.


                                      By: /s/ T. Kenwood Mullare
                                          --------------------------------------
                                          Title:  Secretary